UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
SCHEDULE 14A	Estimated average burden hours per response... 14

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

Coherent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 30, 2006

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of COHERENT, INC., a Delaware corporation, will be held on March 30, 2006 at 5:30 p.m., local time, at our principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054, for the following purposes:

1.	To elect eight directors to serve for the ensuing year and until their successors are duly elected (Proposal One);

2.	To approve the amendment and restatement of the Company’s 1998 Director Stock Plan (Proposal Two);

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006 (Proposal Three); and

4.	To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record at the close of business on February 15, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or follow the instructions on the enclosed proxy card to vote by telephone or via the Internet. Any stockholder of record attending the meeting may vote in person even if he or she has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

John R. Ambroseo
President and Chief Executive Officer

Santa Clara, California
February 28, 2006

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope or follow the instructions on the enclosed proxy card to vote by telephone or via the Internet. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy card.

COHERENT, INC.
5100 PATRICK HENRY DRIVE
SANTA CLARA, CALIFORNIA 95054

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Coherent, Inc. for use at the Annual Meeting of Stockholders to be held at our principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054, on March 30, 2006 at 5:30 p.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Our telephone number at the address above is (408) 764-4000. These proxy solicitation materials were mailed on or about February 28, 2006 to all stockholders entitled to vote at the meeting.

Record Date and Share Ownership

Stockholders of record at the close of business on February 15, 2006 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. At the Record Date, 30,835,411 shares of our common stock, $0.01 par value, were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to us at our principal offices (Attention: Scott H. Miller, Senior Vice President and General Counsel) a written notice of revocation or a duly executed proxy bearing a later date, (ii) in the case of a stockholder who has voted by telephone or through the Internet, by making a timely and valid telephone or Internet vote, as the case may be, or (iii) by attending the meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder, and you will need to provide a copy of such proxy at the meeting.

Attendance at the Annual Meeting

All stockholders of record as of the Record Date may attend the Annual Meeting. Please note that cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. No items will be allowed into the Annual Meeting that might pose a concern for the safety of those attending.

Voting and Costs of Solicitation

On all matters, other than the election of directors, each share has one vote. See “Election of Directors—Vote Required” for a description of your cumulative voting rights with respect to the election of directors.

If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. As stated above, you may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person: Come to the Annual Meeting and we will give you a ballot at the time of voting. If you have previously turned in a proxy card, please notify us at the Annual Meeting that you intend to cancel the proxy and vote by ballot.

•	To vote using the proxy card: Simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designated proxies will vote your shares as you direct.

•	To vote over the telephone: Dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 P.M. Eastern Time on March 29, 2006 to be counted.

•	To vote on the Internet: go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 P.M. Eastern Time on March 29, 2006 to be counted.

If you return a signed and dated proxy card without marking any voting directions, your shares will be voted:

•	“For” the election of all eight (8) nominees for director set forth herein, provided that in the event cumulative voting occurs, the proxy holders will cumulate votes using their judgment so as to ensure the election of as many of the nominees set forth herein as possible;

•	“For” the amendment and restatement of the Company’s 1998 Director Stock Plan as described in Proposal Two; and

•	“For” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

If any other matter is properly presented at the Annual Meeting, your proxy holders (one of the individuals named on your proxy card) will vote your shares in their discretion.

The cost of this solicitation will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

Our Bylaws provide that stockholders holding a majority of the shares of common stock issued and outstanding and entitled to vote on the Record Date shall constitute a quorum at meetings of stockholders. Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. Broker non-votes have no effect and will not be counted towards the vote total for any proposal, but will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders that are intended to be presented by such stockholders at the Annual Meeting for the 2007 fiscal year must be received by us no later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the Annual Meeting for the 2007 fiscal year and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Under the federal securities laws, for such a matter to be deemed properly presented by a stockholder at our Annual Meeting for the 2007 fiscal year, timely notice must be delivered to us at our principal executive offices to the attention of Scott H. Miller, our Senior Vice President and General Counsel, not less than 120 days before the date of our proxy statement released to shareholders in connection with the previous year’s annual meeting, which, in the case of the 2007 Annual Meeting, will be October 31, 2006.

The attached proxy card grants to the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting of Stockholders. Any stockholder may present a matter from the floor for consideration at a meeting so long as certain procedures are followed.

Delivery of Voting Materials to Stockholders Sharing an Address

To reduce the expense of delivering duplicate voting materials to our stockholders who may hold shares of Coherent, Inc. common stock in more than one stock account, we are delivering only one set of the proxy solicitation materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. We will promptly deliver, upon written or oral request, a separate copy of the annual report or this proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. To obtain an additional copy, you may write us at 5100 Patrick Henry Drive, Santa Clara, California 95054, Attn: Investor Relations, or contact us by telephone at (408) 764-4000 and request to be connected to our Investor Relations department. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number specified above to request that only a single copy of these materials be delivered to your address in the future.

Further Information

We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of Coherent’s Annual Report on Form 10-K for the fiscal year ended October 1, 2005 without exhibits and any amendments thereto on Form 10-K/A upon request of the stockholder made in writing to Coherent, Inc., 5100 Patrick Henry Drive, Santa Clara, California 95054, Attn: Investor Relations. We will also furnish any exhibit to the Annual Report on Form 10-K if specifically requested. You can also access our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K, and all amendments thereto filed on Form 10-K/A, on the SEC website at www.sec.gov.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

Eight (8) members of our Board of Directors are to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. Each nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director, if additional persons are nominated at the meeting or if stockholders are entitled to cumulate votes, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible, and the specific nominees to be voted for will be determined by the proxy holders.

We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified or until his earlier resignation or removal. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he or she is or was to be selected as a director or officer. Henry E. Gauthier, who currently serves as a member of our Board of Directors, has notified us that he will not stand for re-election at the upcoming Annual Meeting of Stockholders.

The names of the nominees, all of whom are currently directors standing for re-election, and certain information about them as of the Record Date, are set forth below. All of the nominees have been recommended for nomination by a majority of the Board of Directors acting on the recommendation of the Governance and Nominating Committee of the Board of Directors, which consists solely of independent members of the Board of Directors. There are no family relationships among directors or executive officers of Coherent, Inc.

Name	Age	Director Since	Principal Occupation
Bernard J. Couillaud, PhD	61	1996	Chairman of the Board of Directors, Retired President and Chief Executive Officer
John R. Ambroseo, PhD	44	2002	President and Chief Executive Officer
Charles W. Cantoni (2)(3)	70	1983	Retired President and Chief Executive Officer of Alara, Inc.
John H. Hart (1)(3)	60	2000	Retired Sr. Vice President and Chief Technical Officer, 3Com Corp.
Lawrence Tomlinson (1)(2)	65	2003	Retired Senior Vice President and Treasurer of Hewlett-Packard Co.
Robert J. Quillinan	58	2001	Retired Executive Vice President, Chief Financial Officer
Garry W. Rogerson, PhD (1)(2)	53	2004	President and Chief Executive Officer of Varian, Inc.
Sandeep Vij (3)	40	2004	Vice President of Worldwide Marketing for Xilinx Inc.

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Governance and Nominating Committee.

Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any of our directors or executive officers. The Board of Directors has determined that all of the nominees, other than Drs. Ambroseo and Couillaud and Mr. Quillinan, are independent directors under the marketplace rules of the Nasdaq Stock Market. During the fiscal year ended October 1, 2005, the Governance and Nominating Committee retained Heidrick & Struggles, an executive search firm, to assist with identifying director candidates.

Dr. Couillaud has served as Chairman of the Board of Directors since October 2002 and as a member of the Board of Directors since July 1996. He served as our President and Chief Executive Officer from July 1996 through September 2002. He served as Vice President and General Manager of Coherent Laser Group from March 1992 to July 1996. From July 1990 to March 1992, he served as Manager of the Advanced Systems Business Unit, and from September 1987 to 1990, he served as Director of Research and Development for the Coherent Laser Group. From November 1983, when he joined Coherent, to September 1987, Dr. Couillaud held various managerial positions. Dr. Couillaud received his PhD in Physics from Bordeaux University, Bordeaux, France.

Dr. Ambroseo has served as our President and Chief Executive Officer as well as a member of the Board of Directors since October 2002. Dr. Ambroseo served as our Chief Operating Officer from June 2001 through September 2002. Dr. Ambroseo served as our Executive Vice President and as President and General Manager of the Coherent Photonics Group from September 2000 to June 2001. From September 1997 to September 2000, Dr. Ambroseo served as our Executive Vice President and as President and General Manager of the Coherent Laser Group. From March 1997 to September 1997, Dr. Ambroseo served as our Scientific Business Unit Manager. From August 1988, when Dr. Ambroseo joined us, until March 1997, he served as a Sales Engineer, Product Marketing Manager, National Sales Manager and Director of European Operations. Dr. Ambroseo received his PhD in Chemistry from the University of Pennsylvania.

Mr. Cantoni was President and Chief Executive Officer of Alara, Inc., a privately held company manufacturing products for the medical imaging market, from August 2003 until December 2004. From June 1998 until July 2003 he was the owner of Cantoni Consulting, a company providing management and medical marketing consulting services. Prior to founding Cantoni Consulting, Mr. Cantoni was Vice President of Quinton Instruments, Inc., a manufacturer of medical instrumentation products, a position he held from October 1994 until June 1998.

Mr. Hart retired from 3Com Corporation in September 2000. From September 2000 until September 2001 he was a Fellow at 3Com. In September of 2000, he retired as Senior Vice President and Chief Technical Officer of 3Com Corporation, a position he had held since August 1996. From the time Mr. Hart joined 3Com in September 1990 until July 1996, he was Vice President and Chief Technical Officer. Prior to joining 3Com, Mr. Hart worked for Vitalink Communications Corporation for seven years, where his most recent position was Vice President of Network Products.

Mr. Tomlinson retired from Hewlett-Packard Co. in June 2003. Prior to retiring from Hewlett-Packard Co., from 1993 to June 2003 Mr. Tomlinson served as its Treasurer, from 1996 to 2002 he was also a Vice President of Hewlett- Packard Co. and from 2002 to June 2003 was also a Senior Vice President of Hewlett-Packard Co. Mr. Tomlinson is a member of the board of directors of Salesforce.com, Inc. and Therma-Wave, Inc.

Mr. Quillinan retired in May 2003. He has served as our Executive Vice President, Mergers and Acquisitions from April 2002 through April 2003 and as a member of our Board of Directors since June 2001. Mr. Quillinan served as our Executive Vice President and Chief Financial Officer from July 1984 through March 2002. Mr. Quillinan served as Vice President and Treasurer from March 1982 to July 1984 and as Corporate Controller from May 1980 to March 1982. Mr. Quillinan received his MS degree in Accounting from Clarkson University and is a certified public accountant.

Dr. Rogerson has been President and Chief Executive Officer of Varian, Inc., a major supplier of scientific instruments, consumable laboratory supplies, vacuum products and services, since 2002 and 2004, respectively. Dr. Rogerson served as the Varian’s Chief Operating Officer from 2002 to 2004, as Senior Vice President, Scientific Instruments from 2001 to 2002, and as Vice President, Analytical Instruments from 1999 to 2001.

Dr. Rogerson also serves on the board of directors of Varian, Inc. Dr. Rogerson received his PhD in Biochemistry from the University of Kent at Canterbury.

Mr. Vij has held the position of Vice President of Worldwide Marketing for Xilinx Inc., a programmable logic device company, where he is responsible for worldwide marketing activities across all divisions, products, end markets, partners, channels and geographies since 2001. From 1997 to 2001, he served as Vice President and General Manager of the General Products Division at Xilinx where he held profit and loss responsibility for the Spartan Series FPGA’s (Field Programmable Gate Arrays). Mr. Vij joined Xilinx in 1996 as Director of FPGA marketing.

Independence of the Board of Directors

The Board of Directors has determined that all of the current directors other than Drs. Couillaud and Ambroseo and Mr. Quillinan are “independent directors” as defined in the listing standards of the Nasdaq Stock Market.

Board Meetings and Committees

The Board of Directors held a total of eight (8) meetings during the fiscal year ended October 1, 2005. No director serving during such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board of Directors upon which such director served. The Board of Directors has three standing committees: the Audit Committee; the Compensation Committee; and the Governance and Nominating Committee. All directors are encouraged, but not required to attend our Annual Meeting of Stockholders. All of the then current members of the Board of Directors attended last year’s Annual Meeting of Stockholders.

During the fiscal year ended October 1, 2005, the Audit Committee of the Board of Directors consisted of directors Cantoni, Rogerson, and Tomlinson. The Audit Committee held nine (9) meetings during the last fiscal year. Among other things, the Audit Committee has the sole authority for appointing and supervising our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles and our system of internal accounting controls. All of the members of the Audit Committee are “independent” as defined under rules promulgated by the SEC and qualify as independent directors under the marketplace rules of the Nasdaq Stock Market for Audit Committee members. The Board of Directors has determined that directors Cantoni, Tomlinson and Rogerson are “audit committee financial experts” as that term is defined in Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended. A copy of the Audit Committee’s charter is attached to this Proxy Statement as Appendix A. A copy of the Audit Committee charter, including any updates thereto, is also available on our website at www.coherent.com.

During the fiscal year ended October 1, 2005, the Compensation Committee of the Board of Directors consisted of directors Hart, Rogerson and Tomlinson. The Compensation Committee held five (5) meetings during the last fiscal year. The Compensation Committee reviews and approves our executive compensation policy and grants stock options to our employees, including officers, pursuant to our stock option plans. All of the members of the Compensation Committee are “independent” as defined under the marketplace rules of the Nasdaq Stock Market. A copy of the Compensation Committee charter, including any updates thereto, is available on our website at www.coherent.com.

During the fiscal year ended October 1, 2005, the Governance and Nominating Committee consisted of directors Cantoni, Vij, and Hart. The Governance and Nominating Committee held six (6) meetings during the last fiscal year. The Governance and Nominating Committee reviews and approves nominees for positions as directors. All of the members of the Governance and Nominating Committee are “independent” as defined under the marketplace rules of the Nasdaq Stock Market. A copy of the Governance and Nominating Committee charter, including any updates thereto, is available on our website at www.coherent.com.

The Governance and Nominating Committee will consider nominees recommended by stockholders. A stockholder that desires to recommend a candidate for election to the Board of Directors shall direct the recommendation in writing to us at our principal offices (Attention: Scott H. Miller, Senior Vice President and General Counsel), and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and us within the last three years, evidence of the nominating person’s ownership of our common stock, a written indication by the candidate of her or his willingness to serve if elected, and a written statement in support of the candidate including comments as to the candidate’s character, judgment, age, business experience and other commitments. For a stockholder recommendation to be considered by the Governance and Nominating Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals for such meeting. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC and in our bylaws. See “Information Concerning Solicitation and Voting—Deadline for Receipt of Stockholder Proposals.”

The Company did not receive any stockholder recommended director candidates for consideration at the Annual Meeting.

The Governance and Nominating Committee’s criteria and process for evaluating and identifying the candidates that it approves as director nominees, are as follows:

•	the Governance and Nominating Committee regularly reviews the current composition and size of the Board of Directors;

•	the Governance and Nominating Committee reviews the qualifications of any candidates who have been properly recommended by a stockholder, as well as those candidates who have been identified by management, individual members of the Board of Directors or, if the Governance and Nominating Committee determines, a search firm. Such review may, in the Governance and Nominating Committee’s discretion, include a review solely of information provided to the Governance and Nominating Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Governance and Nominating Committee deems proper;

•	the Governance and Nominating Committee shall evaluate the performance of the Board of Directors as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders;

•	the Governance and Nominating Committee considers the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. Except as may be required by rules promulgated by the Nasdaq Stock Market or the SEC, it is the current belief of the Governance and Nominating Committee that there are no specific, minimum qualifications that must be met by any candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the qualifications of the candidates, the Governance and Nominating Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Governance and Nominating Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Governance and Nominating Committee considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. While the Governance and Nominating Committee has not established specific minimum qualifications for director candidates, the Governance and Nominating Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase the overall effectiveness of the Board of Directors, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members;

•	in evaluating and identifying candidates, the Governance and Nominating Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm; and

•	after such review and consideration, the Governance and Nominating Committee recommends the slate of director nominees to the full Board of Directors for its approval.

The Governance and Nominating Committee will endeavor to notify, or cause to be notified, all director candidates, including those recommended by a stockholder, of its decision as to whether to nominate such individual for election to the Board of Directors.

Stockholder Communication with the Board of Directors

We believe that management speaks for Coherent. Any stockholder may contact any of our directors by writing to them by mail c/o Scott H. Miller, Senior Vice President and General Counsel at our principal executive offices, the address of which appears on the cover of this proxy statement.

Any stockholder may report to us any complaints regarding accounting, internal accounting controls, or auditing matters. Any stockholder who wishes to so contact us should send such complaints to the Audit Committee c/o Scott H. Miller, Senior Vice President and General Counsel at our principal executive offices, the address of which appears on the cover of this proxy statement.

Any stockholder communications that the Board of Directors is to receive will first go to our Senior Vice President and General Counsel, who will log the date of receipt of the communication as well as the identity and contact information of the correspondent in our stockholder communications log.

Our General Counsel will review, summarize and, if appropriate, investigate the complaint under the direction of the appropriate committee of the Board of Directors in a timely manner. In the case of accounting or auditing related matters, a member of the Audit Committee, or the Audit Committee as a whole, will then review the summary of the communication, the results of the investigation, if any, and, if appropriate, the draft response. The summary and response will be in the form of a memo, which will become part of the stockholder communications log that the General Counsel maintains with respect to all stockholder communications.

Director Compensation

In fiscal year 2005, members of the Board of Directors who were not employees of the Company received $20,000 plus $2,000 per board meeting attended plus, $1,000 per committee meeting attended. The Chairman of the Audit Committee received $3,000 per Audit Committee meeting attended. All members of the Board of Directors who were not employees of the Company were reimbursed for their expenses incurred in attending such meetings. On September 12, 2005, the Board of Directors approved the following changes regarding director cash compensation: (i) the Chairman of the Board will receive an annual retainer of $41,000; (ii) the lead independent director and chairman of the Audit Committee will receive an annual retainer of $33,000; (iii) all other directors (other than the Chief Executive Officer) will receive an annual retainer of $25,000; and (iv) an increase in the meeting fees to $2,000 per meeting payable to the chairman of the Compensation Committee and the chairman of the Governance and Nominating Committee.

The Company’s 1990 Directors’ Stock Option Plan (the “Directors’ Option Plan”) was adopted by the Board of Directors on December 8, 1989 and was approved by the stockholders on March 29, 1990. The Directors’ Option Plan terminated on December 8, 1999 and no further options will be granted under this plan.

One non-employee director has been granted options to purchase 65,000 shares of the Company’s common stock under the Directors’ Option Plan at a weighted average exercise price of $11.62 per share. One non-employee director has been granted options to purchase 30,000 shares of the Company’s common stock under such plan at a weighted average exercise price of $21.33 per share. As of the fiscal year ended October 1, 2005, options have been granted to purchase 295,000 shares under the Directors’ Option Plan.

The Company’s 1998 Directors’ Stock Plan (the “1998 Directors’ Plan”) was adopted by the Board of Directors on November 24, 1998 and was approved by the stockholders on March 17, 1999. The 1998 Directors’ Plan was amended by the stockholders on March 23, 2003. As of January 20, 2006, 150,000 shares were reserved for issuance thereunder. Under the terms of the 1998 Directors’ Plan, the number of shares reserved for issuance thereunder is increased each year by the number of shares necessary to restore the total number of shares reserved to 150,000 shares. The 1998 Director’s Plan replaced the Directors’ Option Plan which expired on December 8, 1999. As currently in effect and before giving effect to the amendments to the 1998 Directors’ Plan described in Proposal Two below, the 1998 Directors’ Plan provides for the automatic and non-discretionary grant of a non-statutory stock option to purchase 30,000 shares of the Company’s common stock to each non-employee director on the date on which such person becomes a director. Thereafter, each non-employee director will be automatically granted a non-statutory stock option to purchase 12,000 shares of common stock on the date of and immediately following each Annual Meeting of Stockholders at which such non-employee director is reelected to serve on the Board of Directors, if, on such date, he or she has served on the Board of Directors for at least three months. Such plan provides that the exercise price shall be equal to the fair market value of the common stock on the date of grant of the options. The Board of Directors has approved amendments to the 1998 Directors’ Plan, as described in Proposal Two below, which will go into effect if approved by the Company’s stockholders at the Annual Meeting.

Two non-employee directors have each been granted options to purchase 42,000 shares of the Company’s common stock under such plan at a weighted average exercise price of $29.31 per share. Three non-employee directors have been granted options to purchase 54,000 shares of the Company’s common stock under such plan at a weighted average exercise price of $26.73 per share. Two non-employee directors have been granted options to purchase 60,000 shares of the Company’s common stock under such plan at a weighted average exercise price of $40.00 per share. One non-employee director has been granted options to purchase 75,000 shares of the Company’s common stock under such plan at a weighted average exercise price of $34.48 per share. As of the fiscal year ended October 1, 2005, options have been granted to purchase an aggregate of 530,000 shares under the 1998 Directors’ Plan.

The following table shows options granted to each director of the Company during the last fiscal year. All options were granted under the 1998 Directors’ Plan:

Option Grants to Directors During Last Fiscal Year

Name	Number of Options
Bernard J. Couillaud, PhD	12,000
Henry E. Gauthier	12,000
Charles W. Cantoni	12,000
John H. Hart	12,000
Robert J. Quillinan	12,000
Garry W. Rogerson, PhD	12,000
Lawrence Tomlinson	12,000
Sandeep Vij	42,000

As of January 20, 2006, 250,000 shares had been issued on exercise of such options by non-employee directors under the 1990 Directors’ Plan and 33,500 shares had been issued on exercise were under the 1998 Directors’ Plan.

The following table shows, as to each non-employee director, information concerning options exercised during the last fiscal year. All options were exercised under the 1998 Directors’ Plan:

Option Exercises in Last Fiscal Year by Directors

Name	Shares Acquired on Exercise	Value Realized (1)
Bernard J. Couillaud, PhD	—	—
Henry E. Gauthier	5,000	$76,963
Charles W. Cantoni	5,000	77,913
John H. Hart	—	—
Robert J. Quillinan	10,000	72,510
Garry W. Rogerson, PhD	—	—
Lawrence Tomlinson	12,000	65,630
Sandeep Vij	—	—

(1)	The value realized is calculated based on the closing sale price of the Company’s common stock as reported by the Nasdaq Stock Market on the date of exercise minus the exercise price and does not necessarily indicate that the optionee sold such stock.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended October 1, 2005, the Compensation Committee of the Board of Directors consisted of directors Hart, Rogerson and Tomlinson. None of the members of the Compensation Committee has been or is an officer or employee of Coherent. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Vote Required

Every stockholder voting for the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled. Alternatively, a stockholder may distribute his or her votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than eight (8) candidates. However, no stockholder shall be entitled to cumulate votes for a candidate unless (i) such candidate’s name has been properly placed in nomination for election at the Annual Meeting prior to the voting and (ii) the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder’s votes. If cumulative voting occurs at the meeting and you do not specify how to distribute your votes, your proxy holders (the individuals named on your proxy card) will cumulate votes using their judgment.

If a quorum is present, the eight (8) nominees receiving the highest number of votes will be elected to the Board of Directors. See “Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE EIGHT NOMINEES PRESENTED HEREIN

PROPOSAL TWO
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 1998 DIRECTOR STOCK PLAN

The Company’s 1998 Directors’ Stock Plan (the “1998 Directors’ Plan”) was adopted by the Board of Directors on November 24, 1998 and was approved by the stockholders on March 17, 1999. The 1998 Directors’ Plan was amended by the stockholders on March 23, 2003. On November 29, 2005, following the recommendation of the Compensation Committee, our Board of Directors approved additional amendments to the 1998 Directors’ Plan which would, subject to approval by our stockholders:

1.	Decrease the number of shares subject to the initial stock option granted to each non-employee director on the date they first become a non-employee director from 30,000 shares to 24,000 shares (the “Initial Option”);

2.	Provide that each Initial Option shall vest as to one-third of the covered shares on the day prior to each of the next three annual stockholders meetings, rather than having such grants vest to the same extent on the date of such annual stockholder meetings;

3.	Decrease the number of shares subject to the annual stock option granted to each non-employee director following each annual meeting of stockholders from 12,000 shares to 6,000 shares (the “Annual Option”);

4.	Provide that each Annual Option shall vest as to 50% of the covered shares on the day prior to each of the next two annual stockholders meetings, rather than having such grants vest 100% on the date of the Registrant’s annual stockholder meeting held in the third calendar year following the year of grant;

5.	Provide for the automatic grant of 2,000 shares of restricted stock units to each non-employee director on the date they first becomes a non-employee director, (the “Initial RSU”);

6.	Provide for the annual automatic grant of 2,000 shares of restricted stock units to each non-employee director following each annual meeting of stockholders (the “Annual RSU”);

7.	Provide that each Initial RSU and Annual RSU shall vest as to 100% of the shares on the day prior to date of the Registrant’s annual stockholder meeting held in the third calendar year following the year of grant;

8.	Rename the plan to the “1998 Director Stock Plan;”

9.	Extend the term of the Plan from November 24, 2008 to March 30, 2016; and

10.	Prohibit the repricing of stock options granted under the plan, including by means of an exchange for another stock option or a restricted stock unit.

The Board of Directors believes that that the proposed amendments under this Proposal Two are necessary to allow the Company to continue to attract and retain the best available people for service as directors and to compensate them for their many hours of service. The Compensation Committee and the Board of Directors undertook a review of the 1998 Directors’ Plan, and after consulting with compensation consultants and legal counsel, determined that the amendments under this Proposal Two are necessary to bring the 1998 Directors’ Plan up to date.

Only non-employee members of our Board of Directors are eligible to participate in and receive awards under the 1998 Directors’ Plan. As of February 15, 2006, we had seven (7) non-employee directors, all of whom are eligible to be considered for awards under the 1998 Directors’ Plan.

Amended Plan Benefits

The following table shows the stock options and restricted stock grants that the individuals and groups referred to below will receive in fiscal 2006 if the amendments to the 1998 Directors’ Plan are approved by the Company’s stockholders at this Annual Meeting. Executive officers, employee directors and employees of the Company are not eligible to participate in the 1998 Directors’ Plan.

Amended Plan Benefits
1998 Directors’ Plan

	Stock Options		Restricted Stock
Name and Position	Dollar Value ($)	Number of Units	Dollar Value ($)	Number of Units
John R. Ambroseo, PhD	—	—	—	—
Helene Simonet	—	—	—	—
Scott H. Miller	—	—	—	—
Luis Spinelli	—	—	—	—
Paul L. Meissner	—	—	—	—
All current executive officers, as a group	—	—	—	—
Non-Executive Director Group	Fair Market Value at date of grant (1)	42,000	Fair Market Value at date of grant (3)	14,000
Non-Executive Officer Employee Group	—	—	—	—

(1)	The dollar value of stock options granted under the 1998 Directors’ Plan is dependent upon the future share price of the Company’s common stock. All options granted under the 1998 Directors’ Plan will have an exercise price equal to 100% of the fair market value per share on the date of grant. Each Subsequent Option (as defined below) shall become exercisable cumulatively to the extent of one-half of the shares subject to such option on the day prior to each of the next two annual stockholders meetings of the Company following the date such option is granted, provided that the optionee continues to serve as a member of the Company’s Board of Directors on such dates.

(2)	Assumes: (i) no change in the number of Non-Executive Directors; (ii) that all current Non-Executive Directors, excluding Henry E. Gauthier, remains in office; and (iii) that no new Non-Executive Directors are appointed who would qualify for awards granted under the 1998 Directors’ Plan that are limited to newly appointed Non-Executive Directors. If the 1998 Directors’ Plan is amended as proposed, each current Non-Executive Director (a) shall be automatically granted an option to purchase 6,000 Shares (the “Subsequent Option”) immediately following the Annual Meeting and (b) shall be automatically granted an award of 2,000 shares of Restricted Stock (the “Annual Restricted Stock Grant”) immediately following the Annual Meeting, and shall receive similar awards in each subsequent year that they continue to serve as a Non-Executive Director. The values reflected herein represent the value of the awards to be granted immediately following the upcoming Annual Meeting and do not include potential benefits for services continued beyond that time.

(3)	The dollar value of restricted stock awards granted under the 1998 Directors’ Plan is dependent upon the future share price of the Company’s common stock. Restricted stock awards granted under the 1998 Directors’ Plan do not require the holder thereof to pay an exercise price; therefore, such grants have an initial value equal to 100% of the fair market value per share on the date of grant. The Annual Restricted Stock Grant shall vest as to 100% of the covered shares on the day prior to the date of the Company’s annual stockholder meeting held in the third calendar year following the year in which the Annual Restricted Stock Grant was made, provided that the grantee continues to serve as a member of the Company’s Board of Directors on such date. For example, on February 6, 2006 our common stock had a closing price equal to $30.89 and accordingly, assuming a grant date of February 6, 2006, the 14,000 shares of restricted stock that will be granted to Non-Executive Directors immediately following the Annual Meeting would have had a dollar value on the date grant equal to $432,460.

SUMMARY OF 1998 DIRECTORS’ PLAN

The following is a summary of the material terms and conditions of the 1998 Directors’ Plan, as proposed to be amended. The full text of the 1998 Directors’ Plan, as proposed to be amended, is attached as Appendix B to this Proxy Statement.

PURPOSE. The purposes of the 1998 Directors’ Plan are to attract and retain the best available personnel for service as non-employee directors of the Company, to provide additional incentive to the non-employee directors and to encourage their continued service on the Board of Directors

ADMINISTRATION. The 1998 Directors’ Plan is designed as an automatic grant plan which generally does not require administration. However, if necessary, it will be administered by the Board of Directors.

PROCEDURE FOR GRANTS. The 1998 Directors’ Plan provides for the grant of nonstatutory options and restricted stock to non-employee directors of the Company. Each such director is granted an option to purchase 24,000 shares of common stock on the date on which such person first becomes a director (the “Initial Option”), whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. Thereafter, immediately following each Annual Meeting of Stockholders at which such non-employee director is re-elected, each non-employee director shall be granted an option to purchase 6,000 shares of common stock (the “Annual Option”) if, on such date, he shall have served on the Company’s Board of Directors for the preceding three (3) months. Each non-employee director is also granted 2,000 shares of restricted stock on the date on which such person first becomes a director (the “Initial RSU”). In addition each such director, shall be granted 2,000 shares of restricted stock immediately following each annual meeting of stockholders at which each such director is re-elected (the “Annual RSU”).

STOCK SUBJECT TO 1998 DIRECTORS’ PLAN. The maximum aggregate number of shares of common stock that may be awarded under the 1998 Directors’ Plan is 150,000 shares, plus an annual increase to be added on each anniversary date of the adoption of the 1998 Directors’ Plan equal to (i) the number of shares needed to restore the maximum aggregate number of shares that may be optioned and sold under the 1998 Directors’ Plan to 150,000 or (ii) a lesser amount determined by the Board of Directors.

TERMS OF OPTIONS. Options granted under the 1998 Directors’ Plan have a term of ten (10) years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

EXERCISE OF OPTION. The Initial Option becomes exercisable cumulatively to the extent of one-third of the shares subject to the option on the day prior to each of the next three annual stockholders meetings of the Company. Annual Options are exercisable cumulatively to the extent of one-half of the shares subject to such option on the day prior to each of the next two annual stockholders meetings of the Company. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of common stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of Company common stock held by the non-employee director for at least six (6) months or a combination thereof.

OPTION PRICE. The option price is 100% of the fair market value of the Company’s common stock on the date of grant. The Board of Directors of the Company determines such fair market value based upon the closing price of the common stock on the Nasdaq Stock Market on the date the option is granted.

TERMINATION OF STATUS AS A DIRECTOR. If a non-employee director ceases to be a director of the Company for any reason other than death or disability, vesting of the option shall cease as of the date of termination. Thereafter, the option may be exercised within two hundred and ten (210) days as to all or part of the shares that the non-employee director was entitled to exercise at the date of termination. If such termination is due to death or disability, within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, the non-employee director (or the non-employee director’s legal representative) shall have the right to exercise the option at any time within twelve (12) months of the termination date, but only to the extent that the option would have been exercisable had the non-employee director continued living or not been disabled and remained a director of the Company for six (6) months after death or disability. If such termination is due to retirement after at least eight years of service as a director, then the option shall vest 100% and shall remain exercisable for two years. In no event may an option be exercised after its original ten (10) year term has expired.

SUSPENSION OR TERMINATION OF OPTIONS. If the Chief Executive Officer or his designee reasonably believes that a non-employee director has committed an act of misconduct, the Chief Executive Officer may suspend the non-employee director’s right to exercise any option pending a determination by the Board of Directors (excluding the director accused of such misconduct). If the Board of Directors (excluding the director accused of such misconduct) determines a non-employee director has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a non-employee director makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the non-employee director nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the director accused of such misconduct) shall act fairly and shall give the non-employee director an opportunity to appear and present evidence on the non-employee director’s behalf at a hearing before a committee of the Board of Directors.

RESTRICTED STOCK UNIT GRANTS. Each non-employee director shall be automatically granted an initial restricted stock grant, which shall be in the form of units to acquire Company stock (the “Initial RSU”) on the date upon which such person first becomes a non-employee director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. Each non-employee director shall also be automatically granted an annual restricted stock grant, also in the form of units to acquire Company stock (the “Annual RSU”) immediately following each annual meeting of stockholders at which such non-employee director is re-elected, provided he or she is then a non-employee director and if as of such date, he or she shall have served on the Board of Directors for at least the preceding three (3) months. Each restricted stock unit grant shall vest as to 100% of the covered shares on the day prior to the date of the Company’s annual stockholder meeting held in the third calendar year following the year in which the restricted stock grant was made, provided that non-employee director continues to serve as a director on such date. Restricted stock unit grants represent an unfunded obligation of Coherent until they vest, subject to the claims of Coherent’s general creditors. Upon vesting, the restricted stock unit grants will be settled in shares of Company common stock.

NONTRANSFERABILITY OF AWARDS. Except for the transfer of awards to estate planning entities permitted under a Securities & Exchange Commission Form S-8 registration statement, an award is nontransferable by the non-employee director, other than by will or the laws of descent and distribution, and is exercisable only by the non-employee director during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the non-employee director. In no event may an award under the 1998 Directors’ Plan be transferred for value.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION. The number of shares covered by each outstanding award, and the exercise price thereof, shall be proportionately adjusted in the event of any change, such as a stock split, in the Company’s capitalization. In the event of a stock dividend, each non-employee director shall be entitled to receive, upon exercise of the award, the equivalent of any stock dividend which the non-employee director would have received had he or she been, on the record date for such dividend, the holder of record of the shares purchasable upon such exercise.

CHANGE IN CONTROL. The 1998 Directors’ Plan provides that, in the event of (i) a proposed merger of the Company with or into another corporation where following such merger the stockholders of the Company prior to such merger own less than 50% of the voting securities of the surviving corporation or (ii) the sale of all or substantially all of the assets of the Company, each outstanding award shall be assumed or an equivalent award shall be substituted by such successor corporation. If an option is assumed or substituted for, the option or equivalent option shall continue to be exercisable for its original term and for so long as the non-employee director serves as a director of the Company or a director of the successor corporation. Following such assumption or substitution, if the non-employee director’s status as a director is terminated, other than upon a voluntary resignation by the non-employee director, the award shall become fully exercisable. If the successor corporation refuses to assume the award or to substitute an equivalent award, the Board of Directors shall, in lieu of such assumption or substitution, provide for the non-employee director to have the right to exercise the option as to 100% of the covered stock and any restricted stock award shall vest 100%. If an option becomes fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors shall notify the non-employee director that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION. The Board of Directors may terminate the 1998 Directors’ Plan at any time and may amend the 1998 Directors’ Plan at any time or from time to time; provided, however, that amendments to the 1998 Directors’ Plan must be approved by the stockholders to the extent required by applicable law. However, no action by the Board of Directors or stockholders may alter or impair any award previously granted under the 1998 Directors’ Plan without the consent of the non-employee director. The 1998 Directors’ Plan shall continue in effect for a term of ten (10) years from the date of receiving stockholder approval in 2006, unless sooner terminated under Section 13 of the 1998 Directors’ Plan.

TAX INFORMATION.

Stock Options.    A non-employee director does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the non-employee director recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the non-employee director. Upon a disposition of such shares by the non-employee director, any difference between the sale price and the non-employee director’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Units.    A non-employee director does not recognize taxable income upon the grant of restricted stock units. Instead, he or she recognizes ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the non-employee director.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON NON-EMPLOYEE DIRECTORS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE DIRECTOR PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE DIRECTOR’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR MAY RESIDE.

Required Vote

If a quorum is present, the affirmative vote of a majority of the Votes cast will be required to approve the amendment to the 1998 Directors’ Plan under this Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE
COMPANY’S 1998 DIRECTORS’ PLAN AS SET FORTH IN THIS PROPOSAL TWO

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending September 30, 2006, and recommends that stockholders vote for ratification of such appointment. Deloitte & Touche LLP has audited our financial statements since the fiscal year ended September 25, 1976. Representatives of Deloitte & Touche LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of Deloitte & Touche LLP are also expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table sets forth fees for services Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) provided during fiscal years 2005 and 2004:

	2005	2004
Audit fees (1)	$2,497,459	$1,404,000
Audit-related fees (2)	$—	$179,000
Tax fees (3)	$202,492	$255,000
All other fees (4)	$14,100	$232,000
Total	$2,714,051	$2,070,000

(1)	Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings. Audit fees for 2005 also included the audit of management’s report on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Represents fees for assurance services related to the audit of the Company’s financial statements and for services in connection with audits of the Company’s benefit plans.

(3)	Represents fees for services provided in connection with the Company’s expatriate tax program, domestic and international tax planning, tax due diligence associated with the Company’s acquisition activities and international tax compliance.

(4)	Represents fees for services provided to the Company not otherwise included in the categories above, including services provided in connection with the Company’s expatriate relocation programs, and other miscellaneous items.

The Audit Committee has determined that the provision of non-audit services by Deloitte is compatible with maintaining Deloitte’s independence. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Deloitte. In other cases, the Chairman of the Audit Committee has the delegated authority from the Committee to pre-approve certain additional services, and such pre-approvals are communicated to the full Committee at its next meeting. During fiscal year 2005, 100% of the services were pre-approved by the Audit Committee in accordance with this policy.

Vote Required

The affirmative vote of a majority of the Votes Cast will be required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth as of February 15, 2006 certain information with respect to the beneficial ownership of the Company’s common stock by (i) any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all executive officers and directors of the Company as a group. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company. Unless otherwise indicated, the address of each stockholder in the table below is c/o Coherent, Inc., 5100 Patrick Henry Drive, Santa Clara, California 95054.

Name and Address	Number of Shares	Percent of Total (1)
Franklin Resources, Inc. (2) One Franklin Pkwy. San Mateo, CA 94403	2,581,021	8.37%
Dimensional Fund Advisors (2) 1299 Ocean Ave., 11th Floor Santa Monica, CA 90401	2,173,571	7.05%
PRIMECAP Management Company (2) 225 S. Lake Ave., Suite 400 Pasadena, CA 91101	2,148,950	6.97%
Babson Capital Management LLD (2) 470 Atlantic Ave. Boston, MA 02210	1,575,641	5.11%
John Ambroseo (3)	715,070	2.32%
Helene Simonet (4)	252,375	*
Scott H. Miller (5)	104,486	*
Vittorio Fossati-Bellani (6)	148,469	*
Luis Spinelli (7)	71,703	*
Paul L. Meissner (8)	29,110	*
Bernard Couillaud, PhD (9)	57,185	*
Charles W. Cantoni (10)	41,000	*
Henry E. Gauthier (11)	94,330	*
John H. Hart (12)	51,000	*
Robert J. Quillinan (13)	44,616	*
Garry W. Rogerson, PhD (14)	20,000	*

Name and Address	Number of Shares	Percent of Total (1)
Lawrence Tomlinson (15)	12,000	*
Sandeep Vij (16)	23,600	*
All directors and executive officers as a group (15 persons) (17)	1,763,548	5.45%

*	Represents less than 1%.

(1)	Based upon 30,835,411 shares of Coherent, Inc. common stock outstanding as of February 15, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of Coherent common stock subject to options held by that person that are currently exercisable or will be exercisable on or before April 16, 2006, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based on the most recently filed Schedule 13f or Schedule 13g filed by such person with the SEC.

(3)	Includes 652,500 shares issuable upon exercise of options held by Dr. Ambroseo which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(4)	Includes 239,166 shares issuable upon exercise of options held by Ms. Simonet which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(5)	Includes 61,166 shares issuable upon exercise of options held by Mr. Miller which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(6)	Includes 145,464 shares issuable upon exercise of options held by Mr. Vittorio Fossati-Bellani which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(7)	Includes 67,666 shares issuable upon exercise of options held by Mr. Spinelli which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(8)	Includes 24,000 shares issuable upon exercise of options held by Mr. Meissner which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(9)	Includes 30,000 shares issuable upon exercise of options held by Dr. Couillaud which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(10)	Includes 36,000 shares issuable upon exercise of options held by Mr. Cantoni which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(11)	Includes 36,000 shares issuable upon exercise of options held by Mr. Gauthier which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(12)	Includes 46,500 shares issuable upon exercise of options held by Mr. Hart which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(13)	Includes 20,000 shares issuable upon exercise of options held by Mr. Quillinan which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(14)	Includes 19,000 shares issuable upon exercise of options held by Dr. Rogerson which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(15)	Includes 10,000 shares issuable upon exercise of options held by Mr. Tomlinson which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(16)	Includes 20,000 shares issuable upon exercise of options held by Mr. Vij which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

(17)	Includes an aggregate of 1,499,628 options which are currently exercisable or will become exercisable within 60 days of February 15, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by us, and on written representations from certain reporting persons that no other reports were required for such persons, we believe that, during fiscal 2005, our officers, directors and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Executive Officers

The name, age, position and a brief account of the business experience of our Chief Executive Officer and each of our other executive officers as of January 20, 2006 are set forth below.

Name	Age	Office Held
John R. Ambroseo, PhD	44	President and Chief Executive Officer
Helene Simonet	53	Executive Vice President and Chief Financial Officer
Paul Meissner, PhD	42	Executive Vice President, Global Product Business Organization
Luis Spinelli	58	Executive Vice President and Chief Technology Officer
Ron Victor	61	Executive Vice President, Human Resources
Dennis C. Bucek	60	Senior Vice President, Treasurer and Assistant Secretary
Scott H. Miller	51	Senior Vice President and General Counsel

Dr. Ambroseo’s biographical information can be found above under Proposal One—Election of Directors—Nominees.

Ms. Simonet has served as our Executive Vice President and Chief Financial Officer since April 2002. Ms. Simonet served as Vice President of Finance of our former Medical Group and Vice President of Finance, Photonics Division from December 1999 to April 2002. Prior to joining Coherent, she spent over twenty years in senior finance positions at Raychem Corporations’ Division and Corporate organizations, including Vice President of Finance of the Raynet Corporation. Her last assignment was that of Chief Information Officer for Raychem. Ms. Simonet has both a Master’s and Bachelor degree from the University of Leuven, Belgium.

Dr. Meissner joined the Company in July 2004 as our Executive Vice President and General Manager, Laser Systems and since October 2005 has served as our Executive Vice President, Global Product Business Organization. Dr. Meissner has over fifteen years of technology leadership experience with the majority of those years having been spent in the semiconductor capital equipment industry. Prior to joining the Company, Dr. Meissner was Vice President and General Manager for KLA-Tencor Corporation from 2003. Prior to joining KLA-Tencor, he spent nine years (1994-2003) with Applied Materials Inc. in a number of senior management positions leading to his appointment as Vice President and General Manager of their Thermal Systems and Modules Group. His last assignment at Applied Materials was as Vice President of Strategy and New Business Development. Dr. Meissner holds an undergraduate degree from the University of California, Berkeley in materials science and engineering, and he obtained both his masters and doctorate degrees in materials science and engineering from Stanford University.

Mr. Spinelli has served as our Executive Vice President and Chief Technology Officer since March 2004. Mr. Spinelli joined the Company in May 1985 and has since held various engineering and managerial positions, including his most recent position as Vice President for Corporate Research and Chairman of the Company’s Technical Advisory Board (since October 2002). Mr. Spinelli led the Company’s Advanced Research Unit from its inception in 1998, whose charter is to identify and evaluate new and emerging technologies of interest for the Company across a range of disciplines in the laser field. Mr. Spinelli has been instrumental in the development of a number of the Company’s technologies and products and is a named inventor of 19 patents in various areas of laser technology. Mr. Spinelli holds a degree in Electrical Engineering from the University of Buenos Aires, Argentina with post-graduate work at the Massachusetts Institute of Technology.

Mr. Victor has served as our Executive Vice President of Human Resources since May 2000. From August 1999 to May 2000, he was our Corporate Vice President of Human Resources. He was Vice President of Human Resources for the Coherent Medical Group from September 1997 to August 1999. Between November 1996 and September 1997, he was Vice President Human Resources for Netsource Communication, Inc., an internet advertisement and communication company. From November 1995 to November 1996, Mr. Victor served as Vice President of Human Resources for Micronics Computers, Inc., a manufacturer of computer components. Between January 1982 and September 1995 he was a Vice President of Human Resources at Syntex, a pharmaceutical company. Mr. Victor received a BA degree from American International College and a MA degree from Springfield College.

Mr. Bucek has served as our Senior Vice President, Treasurer and Assistant Secretary since August 1985. He received his BA degree from Mankato State University and is a certified public accountant.

Mr. Miller has served as our General Counsel since October 1988 and as Senior Vice President since March 1994. Mr. Miller received a BA degree in Economics from UCLA and a JD from Stanford Law School.

Summary Compensation

The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 serving as an executive officer as of September 30, 2005 and one other former executive officer who was not serving as an executive officer as of September 30, 2005, information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the last three fiscal years (to the extent that such person was the Chief Executive Officer and/or executive officer, as the case may be, during any part of such fiscal year):

Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	Awards Options (#)		All Other Compensation ($)
John R. Ambroseo, PhD	2005	$506,629	$622,477	110,000	(1)	$130,556	(2)
President and Chief	2004	465,437	424,567	150,000		104,689
Executive Officer	2003	431,853	229,429	150,000		24,429

Helene Simonet	2005	$329,000	$287,876	33,000	(3)	$22,382	(4)
Executive Vice President and	2004	291,699	166,927	70,000		19,543
Chief Financial Officer	2003	274,237	95,014	75,000		18,015

Scott H. Miller	2005	$227,094	$214,030	11,300	(5)	$17,021	(6)
Senior Vice President and	2004	211,162	74,757	10,000		13,723
General Counsel	2003	205,005	23,942	20,000		12,590

Vittorio Fossati-Bellani (7)	2005	$231,549	$190,845	—		$33,615	(8)
Executive Vice President and	2004	280,010	148,554	—		20,114
Chief Marketing Officer	2003	280,010	46,429	40,000		20,114

Luis Spinelli (9)	2005	$237,554	$151,871	15,000	(10)	$35,348	(11)
Executive Vice President and	2004	$218,477	$85,630	40,000		14,061
Chief Technology Officer

Paul L. Meissner (12)	2005	$252,710	$160,931	22,000	(13)	2,936	(14)
Executive Vice President of	2004	$43,272	$40,000	45,000		$104
Global Business Operations

(1)	Includes an aggregate total of 20,000 shares in unvested Restricted Stock holdings, valued at $585,600 as of September 30, 2005.

(2)	Includes $30,348 contributed by the Company under defined contribution plans, $1,157 in life insurance benefits, a $84,136 buyout of accrued vacation, $4,915 imputed income, and $10,000 of debt forgiveness.

(3)	Includes an aggregate total of 8,000 shares in unvested Restricted Stock holdings, valued at $234,240 as of September 30, 2005.

(4)	Includes $20,704 contributed by the Company under defined contribution plans and $1,678 in life insurance benefits.

(5)	Includes an aggregate total of 2,300 shares in unvested Restricted Stock holdings, valued at $67,344 as of September 30, 2005.

(6)	Includes $13,552 contributed by the Company under defined contribution plans, $1,118 in life insurance benefits, and $2,351 Imputed Income.

(7)	Mr. Fossati-Bellani retired as an Executive Officer April 3, 2005.

(8)	Includes $18, 016 contributed by the Company under defined contribution plans, $2,137 in life insurance benefits, and $13,462 buyout of accrued vacation.

(9)	Mr. Spinelli was elected an executive officer in March 2004.

(10)	Includes an aggregate total of 3,000 shares in unvested Restricted Stock holdings, valued at $87,840 as of September 30, 2005.

(11)	Includes $14,746 contributed by the Company under defined contribution plans, $2,198 in life insurance benefits, $11,299 buyout of accrued vacation, and $7,105 patent award.

(12)	Mr. Meissner was elected an executive officer in July 2004.

(13)	Includes an aggregate total of 4,000 shares in unvested Restricted Stock holding, valued at $117,120 as of September 30, 2005.

(14)	Includes $2,389 contributed by the Company under defined contribution plans and $548 in life insurance benefits.

Stock Option Grants and Exercises

The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options granted during the fiscal year ended September 30, 2005:

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees In Fiscal Year (2)	Exercise Price ($/sh)	Expiration Date	5% ($)	10% ($)
John R. Ambroseo, PhD	90,000	17.46	33.71	4/7/11	1,031,816	2,340,839
Helene Simonet	25,000	4.85	33.71	4/7/11	286,616	650,233
Scott H. Miller	9,000	1.75	33.71	4/7/11	103,182	234,084
Vittorio Fossati-Bellani	—	—	—	—	—	—
Luis Spinelli	12,000	2.33	33.71	4/7/11	137,575	312,112
Paul L. Meissner	18,000	3.49	33.71	4/7/11	206,363	468,168

(1)	The Company’s 1995 Stock Plan and 2001 Stock Plan (collectively, the “Option Plans”) provide for the grant of options, stock purchase rights, stock appreciation rights, performance shares, performance units and deferred stock units to officers, employees and consultants of the Company. Options granted under the Option Plans may be either “nonstatutory options” or “incentive stock options.” The exercise price is determined by the Board of Directors or its Compensation Committee and, in the case of incentive stock options, may not be less than 100% of the fair market value of the common stock on the date of grant (110% in the case of grants to 10% shareholders). The options expire not more than six years from the date of grant and may be exercised only while the optionee is employed by the Company or within such period of time after termination of employment as is determined by the Board or its Committee at the time of grant. The Board of Directors may determine when options granted may be exercisable.

(2)	The Company granted options to purchase an aggregate of 332,540 shares to all employees other than executive officers and granted options to purchase an aggregate of 183,000 shares to all executive officers as a group (7 persons), during fiscal 2005.

(3)	This column sets forth hypothetical gains or “option spreads” for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the SEC and do not represent the Company’s estimate or projection of future common stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s common stock and overall market conditions.

The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended September 30, 2005 and the value of unexercised options at such date:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options/SARs at September 30, 2005 (#)(2)		Value of Unexercised In-the-Money Options at September 30, 2005 ($)(3)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
John R. Ambroseo, PhD	22,000	312,544	465,500	390,000	143,500	1,713,500
Helene Simonet	5,000	26,875	153,333	146,667	91,791	847,184
Scott H. Miller	8,000	162,840	43,333	35,667	9,566	209,334
Vittorio Fossati-Bellani	—	—	166,000	40,000	—	380,400
Luis Spinelli	2,000	29,300	38,333	63,667	38,266	314,284
Paul L. Meissner	—	—	15,000	48,000	40,500	81,000

(1)	The value realized is calculated based on the closing sale price of the Company’s common stock as reported by the Nasdaq National Market on the date of exercise minus the exercise price of the option, and does not necessarily indicate that the optionee sold such stock.

(2)	The Company’s 2001 Stock Plan provides for the grant of Stock Appreciation Rights, but no such rights were granted during the fiscal year ended September 30, 2005.

(3)	The market value of underlying securities is based on the difference between the closing sale price of the Company’s common stock on September 30, 2005 of $29.28 (as reported by Nasdaq National Market) and the exercise price per share.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2005 about the Company’s equity compensation plans under which shares of our common stock may be issued to employees, consultants or members of our Board of Directors:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,785,200	$31.6252	4,796,700
Equity compensation plans not approved by security holders	—	—	—
Total	4,785,200	$31.6252	4,796,700

Other Employee Benefit Plans

Employee Retirement and Investment Plan and Supplemental Retirement Plan

Effective January 1, 1979, the Company adopted the Coherent Employee Retirement and Investment Plan (as amended to date, the “Retirement and Investment Plan”). Coherent employees that work more than twenty hours per week become eligible for participation on their first day of employment. The Company will match employee contributions to the Retirement and Investment Plan, up to a maximum of 6% of the employee’s individual earnings, after completing one year of service. The Retirement and Investment Plan qualifies under

Section 401(k) of the Internal Revenue Code of 1986, as amended, to permit employees to make contributions to the Retirement and Investment Plan from their pre-tax earnings.

Effective January 1, 1990, the Company adopted the Supplementary Retirement Plan for senior management personnel which permits the participants to contribute up to 24% of their before tax earnings to a trust. The Company will match such contributions up to 6% of the participants’ earnings less any amounts contributed by the Company to the participant under the Employee Retirement and Investment Plan.

2006 Variable Compensation Plan

On November 29, 2005, the registrant adopted the 2006 Variable Compensation Plan (the “2006 VCP”). The 2006 VCP is designed to deliver incentives that are competitive with those received by executives at comparable companies in the marketplace. Its primary objectives are to encourage a high level of performance against business objectives on the part of participants. The 2006 VCP provides for quarterly bonus payments to qualifying employees of the registrant, including its executive officers, based in part upon (i) the participant’s salary for the quarter, (ii) the participant’s bonus rate, and (iii) the registrant’s revenues and profits for the quarter. If certain minimum revenue and profit goals are not obtained in any given quarter, then no quarterly bonus payments will be made under the 2006 VCP with respect to the quarter.

Employee Stock Purchase Plan

The Company’s Employee Stock Purchase Plan (the “Purchase Plan”) was adopted by the Board of Directors and approved by the stockholders in 1980. A total of 6,325,000 shares of common stock have been reserved under the Purchase Plan, and as of the end of fiscal year 2005, 499,780 shares of common stock remained available for issuance thereunder. Eligible employees may authorize payroll deductions up to 10% of their regular base salary to purchase shares at the lower of 85% of the fair market value of the common stock on the date of commencement of the offering or on the last day of the six-month offering period.

Change of Control Severance Plan

Under the terms of the Company’s Change of Control Severance Plan, in the event of a Change of Control (as defined therein), the Chief Executive Officer would receive 2.99 times the sum of his Base Pay and Bonus Pay, plus a gross up amount for any excise taxes under Section 280G of the Internal Revenue Code. Company Officer Vice Presidents would receive two times the sum of their Base Pay and Bonus Pay, and Non-Officer Vice Presidents would receive one times the sum of their Base Pay and Bonus Pay. In addition, in such circumstances one hundred percent of Participant’s outstanding unvested equity compensation awards would fully vest.

CERTAIN TRANSACTIONS

The following table sets forth information with respect to all executive officers and directors of the Company who had indebtedness outstanding during the past fiscal year. This indebtedness arose as a result of the delivery of promissory notes in connection with the exercise of stock options:

Name	New Loans During 2005	Interest Rates	Maturity Date(s)	Largest Amount Outstanding During 2005 (1)		Balance at September 30, 2005
John Ambroseo, PhD	—	4.75%	1/25/07	$323,625		$323,625
	—	8.00%	2/15/08	40,000	(2)	30,000
Scott Miller		6.40-6.71%	4/14/05-5/24/05	365,125		—

(1)	These loans were entered into prior to the effective date of Section 402 of the Sarbanes-Oxley Act of 2002.

(2)	This loan was granted to Dr. Ambroseo on February 15, 1998. Ten percent of the original principal balance of this loan is forgiven each year, so long as Mr. Ambroseo is employed with the Company.

All promissory notes are full recourse and, except for the $30,000 of principal outstanding on the loans to Dr. Ambroseo, are secured by the shares of common stock of the Company issued upon exercise of the options.

Interest on stock notes is compounded. Interest on Dr. Ambroseo’s note on which $30,000 of principal is outstanding is paid quarterly as a deduction from his Variable Compensation Plan.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph included herein shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Introduction

The Compensation Committee of the Board of Directors is comprised exclusively of independent directors. The Committee has overall responsibility for recommending changes to Coherent’s officer and outside director’s compensation programs. This includes: overseeing the Company’s total rewards programs and policies, reviewing the performance of the corporate officers, and ensuring that our executive compensation programs will enable us to attract and retain key people and motivate them to achieve or exceed our strategic business objectives. Individual compensation is directly dependent upon the achievement of certain short and long-term business goals, such as profitability, revenue growth, and other business objectives by providing rewards for attaining and exceeding those goals.

Compensation Programs

To assist us in our decisions, the Compensation Committee has retained an independent compensation consultant to advise the Committee on matters related to executive and director compensation. The consultant provides the Committee with comprehensive market data on executive compensation and reward programs. In particular, the Committee uses a peer group of companies upon which to compare our pay and total reward practices. These companies have similar profiles to Coherent based upon financial, industry segment, and/or business performance, and their compensation practices are benchmarked against that of Coherent. Other comparative and relevant data related to general industry compensation practices is reviewed. In addition to reviewing executive officers’ compensation against the comparative group, the Compensation Committee also considers recommendations from the Company’s Chief Executive Officer regarding compensation for Coherent’s executive officers based upon individual performance and contributions.

Base Salary

Base pay increases vary according to individual contributions to our success and comparisons to positions within Coherent and at other comparable companies. The Committee establishes base salaries for executive officers, normally within ten percent of the targeted amount paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys.

2006 Variable Compensation Plan

Each executive officer participates in the Variable Compensation Plan which provides for the payment of an incentive as determined by a formula based on pretax profit and revenue goals that exceed pre-set performance threshold levels and are capped. In addition, the executive officers as a group participate in the Company’s worldwide profit sharing plan which is capped at 5% of the officers’ salary.

Equity Plans

The Committee believes that stock-based compensation provide additional incentive to officers to work towards maximizing long-term stockholder value. Option grants are provided through initial grants at or near the date of an executive’s hire and through subsequent grants that are based upon the executive’s individual performance and anticipated future contribution to the Company. Options granted by us to our executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Options vest and become exercisable at such time as determined by the Board of Directors. The initial option grant as well as the subsequent grants provided to our executive officer group are designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to enhancing long-term stockholder value. The total equity grants provided to all executive officers as a group last year represented less than 1% of the Company’s shares outstanding.

The Committee began using restricted stock grants during fiscal 2005 as an alternative to consider in Coherent’s compensation approach. Restricted stock grants are made following a report and recommendation of our outside compensation consultant based on current practices in the marketplace and after due consideration by the Compensation Committee.

Compensation of Chief Executive Officer

The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer include the operating and financial performance of Coherent, his internal and external leadership and representation of Coherent, and the establishment and implementation of our strategic direction. In addition, the Committee takes into account CEO Compensation levels from survey data taken from a set of peer companies.

For fiscal 2005, Dr. Ambroseo received $506,629 in salary, representing an 8.9% increase over his salary for fiscal 2004. He also received bonuses totaling $622,477, representing a 46.6% increase over his total bonuses for fiscal 2004. In addition, the Compensation Committee considers stock options to be an important component of the Chief Executive Officer’s compensation as a way to reward performance and motivate leadership for long-term growth and profitability. In fiscal 2005, Dr. Ambroseo was granted options to purchase 90,000 shares of our Common Stock at an exercise price of $33.45 per share and a grant of 20,000 shares of restricted stock.

The Compensation Committee believes that the total compensation granted to Dr. Ambroseo is commensurate with the operating and financial performance of the Company during fiscal 2005 and consistent with the compensation provided to chief executive officers of similar companies.

Director’s Compensation

The Committee makes appropriate recommendations to the Board of Directors when considering compensation for our Board of Directors based upon input from its independent compensation consultant. Using similar methodologies, our independent compensation consultant benchmarks retainers, fees, and equity awards for our Board of Directors against comparative company’s boards of directors to assist in the process.

Tax Deductibility of Compensation

Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and equity compensation provided certain requirements, such as stockholder approval, are satisfied. The Compensation Committee will consider the potential non-deductibility of compensation payable to executive officers in designing the compensation package of the Company’s Chief Executive Officer and other executive officers.

Respectively submitted by the
COMPENSATION COMMITTEE

John H. Hart, Chair
Garry Rogerson
Lawrence Tomlinson

Dated: January 19, 2006

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. As set forth in its charter, the Audit Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for our financial statements and reports, as well as the independent registered public accounting firm that is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

The Audit Committee met nine (9) times either in person or by telephone during fiscal year 2005. In the course of these meetings, the Audit Committee met with management, the internal auditors and our independent auditors and reviewed the results of the internal and external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

The Audit Committee believes that a candid, substantive and focused dialogue with the internal auditors and the independent registered public accounting firm is fundamental to the Audit Committee’s oversight responsibilities. To support this belief, the Audit Committee periodically meets separately with the internal auditors and the independent auditors, without management present. In the course of its discussions in these meetings, the Audit Committee asked a number of questions intended to bring to light any areas of potential concern related to our financial reporting and internal controls. These questions include:

•	Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

•	Based on the auditors’ experience, and their knowledge of our business, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the auditors’ experience, and their knowledge of our business, have we implemented internal controls and internal audit procedures that are appropriate for our business?

The Audit Committee approved the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2005 and reviewed with the internal auditors and independent registered public accounting firm their respective overall audit scope and plans. In approving Deloitte & Touche LLP, the Audit Committee considered the qualifications of Deloitte & Touche LLP and discussed with Deloitte & Touche LLP their independence, including a review of the audit and non-audit services provided by them to us. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent registered public accounting firm the written report required by Independence Standards Board Standard No. 1.

Management has reviewed the audited financial statements for fiscal year 2005 with the Audit Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and the independent registered public accounting firm to help give the Audit Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 1, 2005, for filing with the SEC.

Respectively submitted by
THE AUDIT COMMITTEE

Lawrence Tomlinson, Chair
Charles W. Cantoni,
Garry Rogerson

Dated: February 16, 2006

COMPANY STOCK PRICE PERFORMANCE

The following graph shows a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on a $100 investment, from September 30, 2000 through October 1, 2005 comparing the return on our common stock with the Standard & Poors 500 Stock Index and the Standard & Poors Small Cap 600 Stock Index. No dividends have been declared or paid on our common stock during such period. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG COHERENT, INC.,
THE S&P 500 INDEX AND THE S&P SMALL CAP 600 INDEX

Fiscal Year End	Coherent, Inc.	S&P 500 Index	S&P Small Cap 600 Index
9/30/00	100.00	100.00	100.00
9/29/01	41.76	73.38	89.39
9/28/02	27.82	59.22	87.77
9/27/03	35.79	72.65	110.53
10/02/04	38.34	83.92	141.55
10/1/05	43.06	92.79	168.16

The information contained above under the captions “Report of the Compensation Committee of the Board of Directors,” “Report of the Audit Committee of the Board of Directors” and “Company Stock Price Performance” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that we specifically incorporate it by reference into such filing.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

John R. Ambroseo
President and Chief Executive Officer

Dated: February 28, 2006

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
COHERENT, INC.
(As Amended)

PURPOSE:

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: financial reports and certain other financial information provided by the Corporation to any government body or the public; the Corporation’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have approved; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. Specifically, the purpose of the Audit Committee of the Board of Directors of Coherent, Inc. (the “Company”) shall be to:

•	Appoint and oversee the independent auditors employed by the Company (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing audited financial statements and related work; such independent public accounting firm shall report directly to the Audit Committee;

•	Oversee the accounting and financial reporting processes of the Company;

•	Assist the Board in oversight and monitoring of (i) the quality and integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, (iv) the internal auditor’s performance and (v) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. The members of the Committee shall be elected by the Board until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Chair shall be responsible for leadership of the committee, including preparing the agenda, presiding over meetings, making committee assignments and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the CEO, CFO, lead independent audit partner and director of internal audit.

Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation and or outside consultants; and

•	At least one member will have accounting or related financial management competency in order to be an “audit committee financial expert” as defined by NASDAQ. The board of Directors shall have the discretion to determine members’ conformity to these qualifications.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve: the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors; reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ PCAOB review; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly un-audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the un-audited quarterly operating results in the Company’s quarterly earnings release and reviewing financial guidance to be provided to the public;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

•	Reviewing the Company’s internal audit function quarterly and reviewing the annual internal audit plan;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Reviewing the Company’s qualified benefit plans;

•	Reviewing the calculation of the Company’s Variable Compensation Plan for its executive officers;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors; reviewing and approving in advance any proposed related party transactions;

•	Review this Charter periodically, as appropriate, and make recommendations to the Board for any proposed changes;

•	Periodically review and evaluate, as appropriate, the performance of the Governance and Nominating Committee.

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

FUNDING OF THE COMMITTEE’S FUNCTIONS:

The Company shall provide funding for the Committee in its capacity as a Committee of the Board in such amounts as determined by the Committee for payment of compensation to any advisors engaged by the Committee in connection with discharging its responsibilities hereunder or as otherwise delegated by the Board.

APPENDIX B

COHERENT, INC.
1998 DIRECTOR STOCK PLAN
Amended and Restated Effective as of the Date of
Obtaining Stockholder Approval on March 30, 2006

1.    Purposes of the Plan.    The purposes of this 1998 Director Stock Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options. The Plan also permits the grant of Restricted Stock.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock.

(b)    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(c)    “Awarded Stock” means the Common Stock subject to an Award.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Common Stock” means the common stock of the Company.

(g)    “Company” means Coherent, Inc.

(h)    “Director” means a member of the Board.

(i)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(j)    “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination (or if that is not a trading day, as quoted on the most recent trading day) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or if that is not a trading day, as quoted on the most recent trading day), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(m)    “Option” means a stock option granted pursuant to the Plan.

(n)    “Outside Director” means a Director who is not an Employee.

(o)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p)    “Participant” means the holder of an outstanding Award granted under the Plan.

(q)    “Plan” means this 1998 Director Stock Plan.

(r)    “Restricted Stock” means Shares granted pursuant to Section 7 of the Plan.

(s)    “Retirement” means a termination of status as a Director of an individual who has completed at least eight (8) years of service as a Director.

(t)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(u)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 150,000 Shares (the “Pool”) (the Shares may be authorized, but unissued, or reacquired Common Stock), plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to (i) the number of Shares needed to restore the maximum aggregate number of Shares that may be optioned and sold under the Plan to 150,000 or (ii) a lesser amount determined by the Board of Directors.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Restricted Stock, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock are repurchased by the Company at their original purchase price or are forfeited to the Company by virtue of not vesting, such Shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(a)    Automatic Grants.    All grants of Awards to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)    No person shall have any discretion to select which Outside Directors shall be granted Awards or to determine the number of Shares to be covered by Awards.

(ii)    Notwithstanding the provisions of Section 7 hereof, any grant of Restricted Stock granted before the Company has obtained stockholder approval of the Plan shall be conditioned upon obtaining such stockholder approval of the Plan.

(b)    In the event that any Award granted under the Plan would cause the number of Shares subject to outstanding Awards plus the number of Shares previously purchased under Awards to exceed the Pool, then the remaining Shares available for Award grant shall be granted under Awards to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

(c)    Suspension or Termination of Award.    If the Chief Executive Officer or his designee reasonably believes that a Participant has committed an act of misconduct, the Chief Executive Officer may suspend the Participant’s right to exercise or vest in any Award pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Participant nor his estate shall be entitled to exercise or vest in any Award whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Participant an opportunity to appear and present evidence on Participant’s behalf at a hearing before the Board or a committee of the Board.

5.    Automatic Option Grants.

(a)    Each Outside Director shall be automatically granted an Option to purchase 24,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

(b)    Each Outside Director shall be automatically granted an Option to purchase 6,000 Shares (a “Subsequent Option”) immediately following each annual meeting of stockholders at which such Outside Director is re-elected (beginning with the 2006 annual meeting of stockholders) provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding three (3) months.

(c)    The terms of an Option granted hereunder shall be as follows:

(i)    The term of the Option shall be ten (10) years.

(ii)    The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 6 and 12 hereof.

(iii)    The exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant.

(iv)    Subject to Sections 6(e) and 12 hereof, the First Option shall become exercisable cumulatively to the extent of one-third of the Shares subject to such Option on the day prior to each of the next three annual stockholders meetings of the Company, provided that the Participant continues to serve as a Director on such dates.

(v)    Subject to Sections 6(e) and 12 hereof, each Subsequent Option shall become exercisable cumulatively to the extent of one-half of the Shares subject to such Option on the day prior to each of the next two annual stockholders meetings of the Company, provided that the Participant continues to serve as a Director on such dates.

(vi)    The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option or other Award.

6.    Option Exercise.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 5 and 12 hereof.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 6(f) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Participant or the appropriate number of Shares shall be credited electronically to the Participant’s brokerage account as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Continuous Status as a Director.    Subject to Section 11 hereof, in the event a Participant’s status as a Director terminates (other than upon the Participant’s death, Disability or Retirement), the Participant may exercise his or her Option, but only within 210 days following the date of such termination, and only to the extent that the Participant was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Participant was not entitled to exercise an Option on the date of such termination, and to the extent that the Participant does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c)    Disability of Participant.    In the event Participant’s status as a Director terminates as a result of Disability, the Participant may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Participant would have been entitled to exercise the Option had the Participant not been disabled and remained an Outside Director for six (6) months after such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Participant would not have been entitled to exercise an Option had the Participant not been disabled and remained an Outside Director for six (6) months after such termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d)    Death of Participant.    In the event of a Participant’s death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Participant would have been entitled to exercise the Option had the Participant continued living and remained an Outside Director for six (6) months after the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Participant would not have been entitled to exercise an Option had the Participant continued living and remained an Outside Director for six (6) months after the date of death, and to the extent that the Participant’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(e)    Retirement of Participant.    With respect to any Options with an exercise price equal to or greater than the Fair Market Value of the underlying Shares on the date of obtaining stockholder approval of the amended and restated Plan in 2003, and with respect to any Options granted hereunder thereafter, in the event of a Participant’s Retirement, the Participant shall fully vest in and have the right to exercise his or her Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Thereafter, the Option shall remain exercisable for the lesser of (i) two (2) years following the date of the Participant’s Retirement or (ii) the expiration of the Option’s original term.

(f)    Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, (iv) consideration received by the Company under a cashless exercise program (if any) implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

7.    Restricted Stock Automatic Grants.

(a)    Each Outside Director shall be automatically granted an Award of 2,000 shares of Restricted Stock (the “First Restricted Stock Grant”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

(b)    Each Outside Director shall be automatically granted an Award of 2,000 shares of Restricted Stock (the “Annual Restricted Stock Grant”) immediately following each annual meeting of stockholders at which such Outside Director is re-elected (beginning with the 2006 annual meeting of stockholders) provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding three (3) months.

(c)    The terms of the Restricted Stock granted hereunder shall be as follows:

(i)    The First Restricted Stock Grant shall vest as to 100% of the covered Shares on the day prior to the date of the Company’s annual stockholder meeting held in the third calendar year following the year in which the First Restricted Stock Grant was made, provided that the Participant continues to serve as a Director on such date.

(ii)    The Annual Restricted Stock Grant shall vest as to 100% of the covered Shares on the day prior to the date of the Company’s annual stockholder meeting held in the third calendar year following the year in which the Annual Restricted Stock Grant was made, provided that the Participant continues to serve as a Director on such date.

(iii)    The First Restricted Stock Grant and the Annual Restricted Stock Grant shall be granted in the form of units/rights to acquire Shares. Each such unit/right shall be the equivalent of one Share of Common Stock for purposes of determining the number of Shares subject to an Award. Until the Shares are issued upon the vesting date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units/rights to acquire Shares.

8.    Eligibility.    Awards may be granted only to Outside Directors.

The Plan shall not confer upon any Participant any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

9.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board. It shall continue in effect for a term of ten (10) years from the date of receiving stockholder approval in 2006 unless sooner terminated under Section 13 of the Plan.

10.    Limited Transferability of Awards.    Except for the transfer of Awards to estate planning entities permitted under Form S-8 and subject to such conditions as the Board may impose, the Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. In no event may an Award hereunder be transferred in exchange for consideration.

11.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Sections 5 and 7 herein shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised or a Restricted Stock Award vested, it shall be canceled immediately prior to the consummation of such proposed action.

(c)    Merger or Asset Sale.    In the event of a proposed merger of the Company with or into another corporation where following such merger the stockholders of the Company prior to such merger own less than 50% of the voting securities of the surviving corporation (a “change of control”), or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If an Award is assumed or substituted for, the Award or equivalent award shall continue to be exercisable as provided in the Plan herein for so long as the Participant serves as a Director or a director of the successor corporation. Following such assumption or substitution, if the Participant’s status as a Director or director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, the Award or award shall become fully vested, including as to Shares for which it would not otherwise be vested. Thereafter, any Option shall remain exercisable in accordance with Section 6 above. In the event that such successor corporation refuses to assume the Award or to substitute an equivalent award, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Award as to all of the Awarded Stock, or in the case of Restricted Stock, it shall vest 100%. If an Option becomes fully vested in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that any Option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the Option will terminate upon the expiration of such period.

For the purposes of this Section 11(c), an Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12.    Amendment and Termination of the Plan.    The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

13.    Time of Granting Awards.    The date of grant of an Award shall, for all purposes, be the date determined in accordance with Sections 5 and 7 herein.

14.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.    Award Agreement.    Awards shall be evidenced by written option agreements in such form as the Board or its duly authorized committee shall approve.

This page is intentionally left blank.

C/O EQUISERVE P.O. BOX 9398 BOSTON, MA 02205-9398

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by COHERENT, INC., in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to COHERENT, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CHERE1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COHERENT INC.
Vote On Directors

1.	To elect eight directors to serve for the ensuing year and until their successors are duly elected;	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Nominees: (01) Bernard J. Couillaud; (02) John R. Ambroseo; (03) Charles W. Cantoni; (04) John H. Hart; (05) Lawrence Tomlinson; (06) Robert J. Quillinan; (07) Garry W. Rogerson; and (08) Sandeep Vij (Proposal One);
		☐	☐	☐

Vote On Proposals		FOR	AGAINST	ABSTAIN

2.	To approve the amendment and restatement of the Company's 1998 Director Stock Plan (Proposal Two);	☐	☐	☐

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006 (Proposal Three); and	☐	☐	☐

4.	To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Proxy Card.

Stockholders of record at the close of business on February 15, 2006 are entitled to notice of and to vote at the meeting.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

	YES	NO
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

COHERENT, INC.

ANNUAL MEETING OF STOCKHOLDERS
March 30, 2006

The undersigned stockholder of COHERENT, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 28, 2006, and hereby appoints John R. Ambroseo and Helene Simonet, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of COHERENT, INC. to be held on March 30, 2006 at 5:30 p.m., local time, at our principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054 and at any adjournment(s) thereof and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) TO ENSURE AS MANY OF THE NOMINEES FOR THE ELECTION OF DIRECTORS SET FORTH IN PROPOSAL ONE ARE ELECTED AS DIRECTORS, (2) FOR THE AMENDMENT AND RESTATEMENT OF THE 1998 DIRECTOR STOCK PLAN AS SET FORTH IN PROPOSAL TWO, AND (3) FOR THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH IN PROPOSAL THREE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE